Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-14226) of our report dated September 22, 2003 relating to the consolidated financial statements, which appears in this Form 20-F

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, United Kingdom
November 21, 2003